Defined
Assets Funds[SM]
Index Series
The S&P
500
Trust 2

An Investment Strategy
Seeking Higher Total Return

[ML logo] Merrill Lynch

Instead of comparing your investment to an index, why not make an index trust your investment?

For equity investors, it's second nature to compare the performance of an investment with a general market measure, like an index. But have you considered that your best performance opportunity over time may not be attempting to outperform the index, but to invest in it?

Investing in a broad representation of the market, or indexing, is a strategy that most equity investors can use as a part of their overall financial plan; to seek potential growth in otherwise conservative portfolios or as a companion investment to hedge an aggressive equity strategy.

The S&P 500 Trust 2

Defined Asset Funds has a way for you to seek results similar to those of the S&P 500 Index(1). The objective of the Trust is to keep pace with the total return of the S&P 500 Index. It was created for investors, like you, who are looking for an opportunity to reflect the performance of a major market index at a reasonable cost.


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   (1) "Standard & Poor's" and "S&P 500 Index" are trademarks of the McGraw-Hill
Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. Simplified Decision-Making


Index Investing Offers Several Benefits:

Risk Reduction through Diversification

One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in four market sectors.

Simplified-Decision Making

When you invest in the S&P 500 Trust 2, you don't have to select individual stocks or market sectors. You are buying the major sectors of the stock market represented by the index.

DEFINED ASSET FUNDS -- Time in the Market

We believe a disciplined strategy with a long-term view can help in meeting our investors' needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.

Investment Results(2)

If you had invested $10,000 at the Trust's inception, and held through December 31, 1998, your investment could have achieved the following results:

Total Return $34,053(2)

Past performance is no guarantee of future results.


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   (2) Maximum sales charges and expenses were deducted.


A three dimensional mountain graph, entitled "Investment Results," shows that if you invested $10,000 on February 19, 1992 and held that capital through December 31, 1998, your investment would have reached $34,053. The y axis reflects dollar amount. The x axis reflects date, starting with 2/19/92, then 12/31/92, 12/31/93, 12/31/94, 12/31/95, 12/31/96, 12/31/97, and 12/31/98. The
eight points of the graph are placed above the dates on the x axis; the following amounts: $10,000, $10,496, $11,522, $11,662, $16,005, $19,636,
$26,501, and $34,053, respectively, are listed above the points.

Past Performance of the S&P 500 Trust 2

One Year (December 31, 1997-December 31, 1998)
       o    Total Return(3)....................................28.49%
       o    Average Annualized Total Return(4).................25.60%

Five Year (December 31, 1993-December 31, 1998)
       o    Cumulative Total Return(3)........................191.60%
       o    Average Annualized Total Return(4)................23.29%

Since Fund Inception (February 12, 1992-December 31, 1998)
       o    Cumulative Total Return(3)........................248.37%
       o    Average Annualized Total Return(4)................19.53%



------------
   (3) Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.

   (4) Average annual returns reflect deduction of maximum applicable sales charges.


THE S&P 500 TRUST ADVANTAGES

Purchase Option

The minimum investment is about $250 with discounts available for purchases of $25,000 or more.

Convenience

There's no need for multiple security purchases. The Trust offers diversification, with one price you can track weekly in Barron's.

Low Cost May Increase Total Return

The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Monthly Income or Reinvestment

The Trust pays income monthly or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at the then-current market value. By reinvesting your income, you not only increase your holdings but gain the important benefits that monthly compounding can have on total return.

Liquidity

Your investment may be sold at any time at the units then-current market value, which may be more or less than your original cost.


Defined Asset Funds(SM)
Buy With Knowledge o Hold with Confidence


About the S&P 500 Index

       o The original index was developed in 1923 and comprised of 233 stocks. The list grew to 500 stocks in 1957. In 1976, the index was restructured to a composite consisting of four market sectors: industrials, utilities, financials and transportation.

       o On December 31, 1998, the Index had a market capitalization of $9.942 trillion.(5)

       o A well-known measure of 500 corporations designed to be the performance benchmark for U.S. equity markets.

       o It contains a variety of companies with diverse capitalization in order to represent the overall market. Most of these companies' stocks are listed on the New York Stock Exchange.

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   (5) Source: FactSet


How the S&P 500 Index is Calculated

The S&P 500 Index is market-value weighted which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the Index.


Ten Top Weighted Companies*

     Name                                Ticker       % of Total
     of Issuer                           Symbol      Market Value

1.  Microsoft Corp.                       MSFT          3.48%

2.  General Electric Company               GE            3.36

3.  Intel Corp                            INTC           1.99

4.  Wal-Mart Stores, Inc.                 WMT            1.84

5.  Exxon Corp.                           XON            1.79

6.  Merck & Company, Inc.                 MRK            1.77

7.  International Business                IBM            1.73
      Machines Corp.

8.  Coca-Cola Co.                          KO            1.66

9.  Pfitzer, Inc.                         PFE            1.63

10. Cisco Systems, Inc.                   CSCO           1.47


*As of December 31, 1998


Defining Your Risks

As with any equity investment, the value of your investment will fluctuate with the value if the underlying stocks. The Trust may not be appropriate for investors seeking capital preservation or high-current income.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.


Volume Purchase Discounts

For larger purchases, the sales charge is reduced to put a greater percentage of your investment dollars to work for you.

        Amount                    Total Sales Charge as a % of
       Purchased                     Public Offering Price

Less than $25,000                           2.25%

$25,000 to $49,999                          2.00%

$50,000 to $74,999                          1.75%

$75,000 to $99,999                          1.50%

$100,000 to $249,999                        1.25%

$250,000 to $999,999                        1.00%

$1,000,000 to $4,999,999                     .75%

$5,000,000 or more                           .50%



Don't Delay!

Your financial professional can help you design a financial plan and explain how the S&P 500 Trust may help you meet your personal investment goals. Contact your financial professional to request a free prospectus containing more complete information including sales charges, expenses and risks. Please read the prospectus carefully before you invest or send money.


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